United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Tempest Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

7000 Shoreline Court, Suite 275

South San Francisco, CA 94080

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 17, 2022

Dear Stockholder:

We are writing to notify you of important information about the Annual Meeting of Stockholders of Tempest Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held on Friday, June 17, 2022 at 1:00 P.M. Pacific time. To protect the health and safety of our stockholders and employees and facilitate stockholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/TPST2022. You will not be able to attend the meeting in person.

The meeting will be held for the following purposes:

1.	To elect the Board’s nominee, Geoff Nichol, to the Board of Directors to hold office until the 2025 Annual Meeting of Stockholders.

2.	To approve the Amended and Restated 2019 Equity Incentive Plan.

3.	To approve the Amended and Restated 2019 Employee Stock Purchase Plan.

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.

5.	To approve, on an advisory basis, the compensation of our named executive officers, as described in the proxy statement.

6.	To indicate, on an advisory basis, the preferred frequency of stockholder approval of the compensation of our named executive officers.

The accompanying proxy statement supplement contains additional information related to the new Proposal 5 and Proposal 6 to be considered by stockholders at the Annual Meeting. However, the proxy statement supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the proxy statement and other proxy materials.

On or about May 2, 2022, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy statement for the Annual Meeting and our 2021 Annual Report to Stockholders. The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy statement, the accompanying proxy statement supplement and our annual report can also be accessed directly at www.proxyvote.com. All you have to do is enter the control number located on the Notice or your proxy card.

The record date for the Annual Meeting is April 20, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the proxy statement and accompanying proxy statement supplement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to participate in the annual meeting, we urge you to submit your vote via the Internet, telephone or mail in advance of the meeting.

By Order of the Board of Directors

Pierre Lorenzo

Corporate Secretary

South San Francisco, California

May 9, 2022

EXPLANATORY NOTE

On May 2, 2022, Tempest Therapeutics, Inc., a Delaware corporation (“we” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Stockholders, to be held online on June 17, 2022 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (the “Supplement”) is being filed to add two new proposals to the Proxy Statement, a Proposal 5 to approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement and a Proposal 6 to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. These proposals were inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this filing corrects that omission. Other than the addition of Proposal 5 and Proposal 6 to the Notice of Internet Availability of Proxy Materials, Proxy Statement, Proxy Card and Notice of Annual Meeting of Stockholders, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

The Supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

PROXY STATEMENT SUPPLEMENT

This Supplement supplements and amends the Proxy Statement to (i) add a Proposal 5 to the Proxy Statement that provides for an advisory vote on the compensation of our named executive officers, (ii) to add a Proposal 6 that provides for an advisory vote on the preferred frequency with which we should include an advisory say-on-pay vote in our proxy materials for future stockholder meetings and (iii) to update the Notice of 2022 Annual Meeting of Stockholders to add Proposal 5 and Proposal 6. This Supplement and a revised proxy card (the “Revised Proxy Card”) are being made available to stockholders beginning on or about May 9, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement.

Additional Questions and Answers about these Proxy Materials and Voting

What vote is required to approve the proposals, including new Proposal 5 and Proposal 6, and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes(1)
1.	Election of Directors	Nominees receiving the most “For” votes; withheld votes will have no effect	Not applicable	No effect

2.	Approval of the Amended and Restated 2019 Equity Incentive Plan	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter	No effect	Not applicable

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes(1)
3.	Approval of the Amended and Restated 2019 Employee Stock Purchase Plan	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter	No effect	Not applicable

4.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter	No effect	Not applicable

5.	Approval, on an advisory basis, of the executive compensation of our named executive officers	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter	Against	No effect

6.	Indicate, on an advisory basis, the preferred frequency of stockholder approval on the compensation of our named executive officers	The frequency receiving the votes of the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting	Against	No effect

(1)

Proposal 4 is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal. Proposals 1, 2 and 3 and new Proposals 5 and 6 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions.

How do I cast my vote or revoke my proxy?

Because this Supplement describes two new proposals to be voted on at the Annual Meeting that were not reflected or described in the original Proxy Statement, proxies submitted before the date of the Supplement using the original proxy card will not include votes on the new proposal. As a result, if you want to vote on the new proposals described in the Supplement, you must cast a new vote before the Annual Meeting by following the instructions on the Revised Proxy Card to vote by internet or telephone or by completing the Revised Proxy Card in its entirety, signing, dating and returning it in the enclosed envelope. We encourage you to submit your proxy so that your shares will be represented and voted at the meeting, whether or not you can attend the live webcast.

The Revised Proxy Card permits you to submit your vote for all six of the proposals included in the Proxy Statement and the Supplement and will replace any previously submitted proxy in connection with the Annual Meeting. If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals; however, we strongly encourage you to submit a new proxy so that your vote will be counted on Proposals 5 and 6.

Voting by internet or telephone, by signing and submitting the new proxy card or by voting in person at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by internet or telephone), in addition to voting on Proposals 5 and 6, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by internet or telephone) to indicate your vote on Proposals 1, 2, 3 and 4. If you submit the new proxy card (or vote by internet or telephone), and you do not indicate your vote on one or more of the proposals, then your proxy will be voted FOR each of Proposals 1, 2, 3, 4, 5 and “1 Year” for Proposal 6 for which you do not indicate a vote, even if your prior proxy had indicated a contrary vote.

PROPOSAL 5: ADVISORY VOTE ON THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. We believe that our compensation policies and decisions are consistent with current market practices. Compensation of our named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The vote is advisory and therefore not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory (non-binding) approval of our executive compensation requires the approval of the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in the Company’s proxy statement. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our named executive officers be submitted to stockholders each year.

The Board believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program, policies and disclosures. However, stockholders should note that because a proposed annual advisory vote would occur well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s annual meeting of stockholders. We believe, however, that an annual advisory vote on the compensation of our named executive officers is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters.

Vote Required

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. The Board may decide, however, because this vote is advisory and, therefore, not binding on the Board or the Company, that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR “1 YEAR” FOR PROPOSAL 6.

^SCAN TO VIEW MATERIALS & VOTE w TEMPEST THERAPEUTICS, INC. 7000 SHORELINE COURT VOTE BY INTERNET SUITE 275 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above SOUTH SAN FRANCISCO, CA 94080 Use the Internet to transmit your voting instructions and for electronic delivery of information Vote by 11:59 p.m. Eastern Time on June 16, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/TPST2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 16, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D86589-P69217 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TEMPEST THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Director Nominee: For Withhold Abstain 1a. Geoff Nichol ! ! ! The Board of Directors recommends you vote FOR the For Against Abstain The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain following proposals: 1 YEAR for the following proposal: 2. To approve the Amended and Restated 2019 Equity ! ! ! 6. To indicate, on an advisory basis, the preferred ! ! ! ! Incentive Plan. frequency of stockholder approval of the compensation of our named executive officers. 3. To approve the Amended and Restated 2019 Employee ! ! ! Stock Purchase Plan. NOTE: Such other business as may properly come before the 4. To ratify the appointment of Ernst & Young LLP as the meeting or any adjournment thereof. Company’s independent registered public accounting ! ! ! firm for the fiscal year ending December 31, 2022. 5. To approve, on an advisory, the compensation of our, ! ! ! named executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D86590-P69217 TEMPEST THERAPEUTICS, INC. Annual Meeting of Stockholders June 17, 2022 1:00 P.M. Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Stephen Brady and Michael Raab, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TEMPEST THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Pacific Time on June 17, 2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side